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                                                                   Exhibit 23.1b


                          CONSENT OF ERNST & YOUNG LLP

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 6, 1998 (except Note 13, as to which the date is September 15, 1998) in Amendment 1 to the Registration Statement (Form S-4 No. 333-63643) and the related Prospectus of Classic Cable, Inc. dated September 17, 1998.

                                         /s/ Ernst & Young LLP

Austin, Texas
November 6, 1998